EXHIBIT 10.26BJ

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

SIXTIETH AMENDMENT TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN CSG SYSTEMS, INC. AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Sixtieth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties this Amendment shall be deemed effective on September 1, 2022, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG provides and Customer consumes [*** ******* ************ ******* ************* *******]; and

WHEREAS, CSG provides and Customer consumes [*** ******* ************ ******** ***** *******]; and

WHEREAS, CSG and Customer executed a certain Statement of Work dated August 20, 2021 (CSG document no. 36036), to support a proof of concept (the “POC”) to allow Customer use of the [*** ********* ************ ***** ******/****** ****] (CSG document no. 36036) for the POC Period; and

WHEREAS, Customer desires to consume and CSG hereby agrees to provide [******* ************ ***** ******/****** **** as additional functionality of ******* ************ ******** ***** *******].

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (defined below).

1. Customer desires to consume and CSG hereby agrees to provide [*** ******* ************ (“**”) ***** ******/****** ****]. Therefore, upon execution of this Amendment, the following change is hereby made to the Agreement:

a) Schedule [* of the Agreement, entitled “********* ********,” shall be amended to add the following under “********* ********] Description”:

“[*** ******* ************ (“**”) ***** ******/****** ****. The ** ***** ******/****** **** will (i) provide an end-to-end process for Customer to mass copy ***** configurations across multiple environments and (ii) minimize dual-entry of such ***** configurations across the multiple Customer environments. Requires *** ** ******** ***** ******* (“***”)].”

2. As a result, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule [*], “Fees, ” Section 1, "CSG Services," Section I, “Processing,” shall be amended to add a new subsection G, entitled [*** ******* ************ ***** ******/****** ****] as follows:

G. [***’* ******* ************ ***** ******/****** **** (Note *])

Description of Item/Unit of Measure	Frequency	Fee
1. [*********** *** ******* Fees (Note *) (Note *) (Note *) (Note *)]	[*******]	[*********]

Note 1: [ ******* ************ (“**”) ******** ***** ******* (“***]”) is required.

Note 2: [*********** *** ******* Fees will be invoiced *******, commencing as of ********* *, ****, through ******** **, ****, as a **** (*) ***** event, by utilizing ****** (**) ***** per ***** of Customer’s **** ********* ******* ***** (“***”) referenced in Section ***, “********* ********,” of the Agreement, and will include up to ****** (**) ***** of support, *******, for the purposes of (i) answering ********** questions and resolving ******** ******** and (ii) ********** support regarding ********** issues. For the avoidance of doubt the *** ******* ****** (***) *** ***** from 2022 shall not be deemed to have expired on ******** **, ****, and shall apply to the first **** (*) ****** of this Amendment, despite its execution in 2023. Any ***** requested by Customer in excess of such ****** (**) ***** per ***** shall be billed to Customer on a **** *** ********* ***** at the then current ********* ******** ****] (or as otherwise mutually agreed by the parties) in a separate Statement of Work.

Note 3: Commencing as of [******* *, ****, *********** *** ******* Fees will be invoiced ******* at the rate prescribed in section ***, as specified in the fee table above and will include up to ****** (**) ***** of support, *******, for the purposes of (i) answering ********** questions and resolving ******** ******** and (ii) ********** support regarding ********** issues. Any ***** requested by Customer in excess of such ****** (**) ***** per ***** shall be billed to Customer on a **** *** ********* ***** at Customer’s then current ********* ******** ****] pursuant to a separate Statement of Work.

Note 4: Customer may discontinue [*********** *** ******* at any time; provided, however, Customer shall provide no less than ****** (**) days' written notice (email is sufficient) prior to discontinuing the *********** *** ******* services, effective as of the date on which the *********** *** ******* Fees are discontinued, Customer’s access to the ***** ******/****** **** will be terminated and will no longer be available in Customer’s environments for Customer’s use. The *********** *** ******* Fee for the final ***** of the *********** *** ******* services will be the date the notice of termination.

Note 5: For clarification purposes, the ******* *********** *** ******* Fees shall be subject to the ****** ********** ** ****, pursuant to Section ***] of the Agreement.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Julie Gorrell	By:	/s/ Rasmani Bhattacharya
Name:	Julie Gorrell	Name:	Rasmani Bhattacharya
Title:	Billing Configuration	Title:	EVP and General Counsel
Date:	Feb 14, 2023	Date:	Feb 13, 2023